Exhibit 10.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statement of Elbit Systems Ltd. on Form S-8 (File No. 333-9354) pertaining to the employees stock option plan of our report dated February 15, 2006, with respect to the financial statements of Tadiran Electronic Systems Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2005.

/s/ Brightman Almagor & Co.
Brightman Almagor & Co.
A member firm of Deloitte Touche Tohmatsu

June 22, 2006